Exhibit 10.2 Director Restricted Stock Unit Award (Stericycle, Inc. 2021 Long-Term Incentive Plan) Stericycle, Inc. (the “Company”), pursuant to its 2021 Long-Term Incentive Plan (the “Plan”), hereby grants an award of Restricted Stock Units to you, the Non-Employee Director named below, as a “Participant” in the Plan. The terms and conditions of this Award are set forth in this Restricted Stock Unit Award Agreement (the “Agreement”), consisting of this cover page and the Terms and Conditions on the following pages, and in the Plan document, a copy of which has been provided to you. Any capitalized term that is used but not defined in this Agreement shall have the meaning assigned to it in the Plan as it currently exists or as it is amended in the future. Name of Participant: [_______________________] Number of Restricted Stock Units: [_______] Grant Date: __________, 20__ The Scheduled Vesting Date for the Restricted Stock Units is _________________. By signing below or otherwise evidencing your acceptance of this Agreement in a manner approved by the Company, you agree to all of the terms and conditions contained in this Agreement and in the Plan document. You acknowledge that you have received and reviewed these documents and that they set forth the entire agreement between you and the Company regarding this Award of Restricted Stock Units. PARTICIPANT: STERICYCLE, INC.: By:______________________________________ Title:_____________________________________

2 Restricted Stock Unit Award Agreement Terms and Conditions 1. Grant of Restricted Stock Units. The Company hereby confirms the grant to you, as of the Grant Date and subject to the terms and conditions in this Agreement and the Plan, of the number of Restricted Stock Units specified on the cover page of this Agreement (the “Units”). Each Unit represents the right to receive one Share of the Company’s common stock. Prior to their settlement or forfeiture in accordance with the terms of this Agreement, the Units granted to you will be credited to an account in your name maintained by the Company. This account shall be unfunded and maintained for book-keeping purposes only, with the Units simply representing an unfunded and unsecured contingent obligation of the Company. 2. Restrictions Applicable to Units. Neither this Award nor the Units subject to this Award may be sold, assigned, transferred, exchanged or encumbered, voluntarily or involuntarily, other than (i) a transfer upon your death in accordance with your will, by the laws of descent and distribution or pursuant to a beneficiary designation submitted in accordance with Section 6(d) of the Plan, or (ii) pursuant to a domestic relations order. Following any such transfer, this Award shall continue to be subject to the same terms and conditions that were applicable to this Award immediately prior to its transfer. Any attempted transfer in violation of this Section 2 shall be void and without effect. The Units and your right to receive Shares in settlement of the Units under this Agreement shall be subject to forfeiture as provided in Section 5 until satisfaction of the vesting conditions set forth in Section 4. 3. No Shareholder Rights. The Units subject to this Award do not entitle you to any rights of a holder of the Company’s common stock. You will not have any of the rights of a shareholder of the Company in connection with the grant of Units subject to this Agreement unless and until Shares are issued to you upon settlement of the Units as provided in Section 6. 4. Vesting of Units. The Units will vest as follows. (a) Scheduled Vesting. If you serve as a Non-Employee Director continuously from the Grant Date specified on the cover page of this Agreement through the Vesting Date specified on the cover page of this Agreement, then the Units will vest in full on the Scheduled Vesting Date. (b) Accelerated Vesting. The vesting of outstanding Units will be accelerated under the circumstances provided below: (1) Death or Disability. If your Service terminates prior to the Scheduled Vesting Date due to your death or disability (defined as, in accordance with Treasury Regulations § 1.409A-3(a), a medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six months, where such impairment causes you to be unable to perform your duties as a Non-Employee Director), then all of the unvested Units shall vest as of such termination date. (2) Change in Control. If a Change in Control occurs while you continue to be a Non- Employee Director and prior to the Scheduled Vesting Date, the Units will vest in full as of immediately prior to such Change in Control.

3 5. Effect of Termination of Service. Except as otherwise provided in accordance with Section 4(b) above, if your Service as a Non-Employee Director ceases for any reason prior to the Scheduled Vesting Date of the Units, you will forfeit all unvested Units. 6. Settlement. You will be entitled to payment (whether in Shares of Common Stock or the cash equivalent thereof) only with respect to vested Units. After Units have vested pursuant to Section 4, the Company shall, as soon as practicable (but no later than 45 days following the date on which the Units vested) cause to be delivered to you (or to your designated beneficiary or estate in the event of your death) in settlement of such vested Units: (a) Shares of Common Stock (with one share of Common Stock distributed for each Unit that has vested, and cash equal in value to any fractional Units that have vested), (b) a lump sum cash payment equal to the Fair Market Value (determined as of the Scheduled Vesting Date) of the number of shares of Common Stock determined under paragraph (a), or (c) a combination of the payment forms described in paragraphs (a) and (b), as determined by the Committee in its sole discretion. Notwithstanding the foregoing, if settlement of the Units is deferred under the terms of the Stericycle, Inc. Directors’ Deferred Stock Plan or another deferred compensation plan of the Company (“Deferred Compensation Plan”), whether pursuant to your election or otherwise, settlement of the Units that have vested pursuant to Section 4 shall be made at the time and in the form determined under, and otherwise accordance with the terms of, the Deferred Compensation Plan. 7. Withholding. The delivery of any Shares of Common Stock or the payment of cash in settlement of the Award pursuant to Section 6 shall be conditioned upon the satisfaction of any applicable withholding tax obligation. 8. Governing Plan Document. This Agreement and the Award are subject to all the provisions of the Plan, and to all interpretations, rules and regulations which may, from time to time, be adopted and promulgated by the Committee pursuant to the Plan. If there is any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan will govern. The Committee’s interpretation of this Agreement and the Plan shall be final and binding. 9. No Right to Continued Service. Nothing in this Award shall be considered to confer on you any right to continue in the Service of the Company or the right to be nominated for election as a director of the Company. 10. Governing Law. This Agreement, the parties’ performance hereunder, and the relationship between them shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof. 11. Severability. The provisions of this Agreement shall be severable and if any provision of this Agreement is found by any court to be unenforceable, in whole or in part, the remainder of this Agreement shall nevertheless be enforceable and binding on the parties. You also agree that any trier of fact may modify any invalid, overbroad or unenforceable provision of this Agreement so that such provision, as modified, is valid and enforceable under applicable law. 12. Binding Effect. This Agreement will be binding in all respects on your heirs, representatives, successors and assigns, and on the successors and assigns of the Company. 13. Section 409A of the Code. The award of Units as provided in this Agreement and any issuance of Shares or payment pursuant to this Agreement are intended to be exempt from Section 409A of the Code under the short-term deferral exception specified in Treas. Reg. § 1.409A-l(b)(4).